UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 06190)

Exact name of registrant as specified in charter:	Putnam International Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2009

Date of reporting period: July 1, 2008 — December 31, 2008

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

POVSX

Putnam International Equity Fund

Semiannual Report
12|31|08

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Not FDIC insured
May lose value
No bank guarantee

Putnam
International
Equity Fund

12 | 31 | 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Manager	7
Performance in depth.	13
Expenses	14
Portfolio turnover	16
Your fund’s management.	17
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders.	24
Financial statements	25
Brokerage commissions	50

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

For more than a year now, financial markets have experienced significant upheaval. Ongoing and coordinated responses by governmental and financial authorities around the world have provided a sense of optimism that stability will be restored, but investors should not expect a reduction in volatility in the near term.

Putnam Investments, meanwhile, is making several important changes to its equity fund lineup and portfolio management under President and Chief Executive Officer Robert L. Reynolds. Key among them is replacing the team management structure of Putnam equity funds with a more nimble decision-making process that vests full authority and responsibility with individual fund managers.

The manager of Putnam International Equity Fund is Josh Byrne, who joined Putnam in 1992 and has 22 years of investment industry experience. In other moves aimed at achieving performance excellence, Putnam has bolstered its ranks of seasoned equity analysts with several important hires in recent months.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam. Although the financial markets are extraordinarily challenging for investors, it is Putnam’s belief that the seeds of opportunity are often sown during difficult times like these.

About the fund

Pursuing growth in international stock markets

As a shareholder of Putnam International Equity Fund, you are positioning your money to benefit from investment opportunities outside the United States. Although international investing involves additional risks, the fund lets you take advantage of the capital appreciation potential of a broad range of companies across international markets.

In many cases, international companies are the top competitors in global industries. If you look at the products or services you use every day — from cars to cellular telephones to household products — you are likely to find many items made by international companies.

While investing in different currencies and economic systems can add risk, it may help you manage an important financial risk — a slump in the U.S. economy — and gives you a chance to keep building wealth even if U.S. stocks struggle.

That’s because international economies can follow a different business cycle than that of the United States, with different monetary conditions. In many regions, especially Asia and Latin America, economies have been growing faster than the U.S. economy in recent years and, in our view, continue to offer attractive potential. Also, when you invest internationally, you can benefit when foreign currencies strengthen against the U.S. dollar, although there is also a risk of exchange rate fluctuations.

Since 1991, Putnam International Equity Fund has sought to select profitable holdings based on the portfolio manager’s analysis of attractively valued companies in international markets. In addition to selecting stocks, the manager routinely analyzes industry sectors and global market conditions by relying on Putnam’s deep research capabilities. In addition to the United States, Putnam has analysts based in London and Singapore for better access to information about international companies.

Using Putnam’s blend strategy, the manager has the flexibility to select a broad range of stocks believed to be priced below their true worth. The portfolio’s diversification may help keep the fund competitive given the risks of changing market conditions and political developments in international markets. The fund can invest in developed economies such as Europe, Japan, Canada, and Australia, as well as in the emerging markets of the world. For over 16 years, the fund has helped investors benefit from diversification and economic growth generated outside the United States.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. While diversification can help protect your returns from excessive volatility, it cannot protect against market losses.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s manager seeks stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Criteria include:

Quality High-quality companies with characteristics such as solid management teams and sound business models are preferred.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential and capital requirements.

Cash flow Examining each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and projecting its ability to generate cash returns going forward.

Many changes in the world economy have added
to the investment potential of international companies since Putnam
International Equity Fund launched in 1991.

Performance snapshot

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 13–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s Portfolio Manager

Joshua Byrne

Josh, this was a very difficult period for global stock markets. How did the fund perform?

Like international markets in general, the fund saw a significant decline in absolute terms over the period. Relative results versus the benchmark MSCI EAFE Index and the fund’s Lipper peer group were also disappointing. Fortunately, we did see a meaningful improvement in relative results from October to December. Earlier in the period, particularly in August and September, fund holdings underperformed. As the situation in the mortgage market worsened, asset prices fell. Amid the turmoil, many hedge funds and other financial institutions were forced to sell their most liquid securities. We believe this negative cycle had an impact on many holdings in this fund. When some of this selling pressure abated, we saw better relative results from our stock selections, particularly in the capital goods, technology, and conglomerates sectors.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/08. See page 6 and pages 13–14 for additional fund performance information. Index descriptions can be found on page 18.

How did currency positioning influence fund performance?

Overall, foreign currency exposure had a negative impact on results. The Australian dollar had the most notable impact, as it weakened because of falling global demand for basic materials, which make up a large proportion of Australia’s exports.

How did the international economic situation affect profits of foreign companies?

The deteriorating value of assets and decreased credit availability are causing declines in profitability and earnings growth in international markets. Unemployment has increased, while consumption has slowed significantly and the savings rates in many countries have risen. European economies are softening considerably, and markets are reflecting the slowdown. In Ireland and Spain, once-booming real-estate sectors are now appreciably weaker. In the United Kingdom, consumers are heavily indebted and vulnerable to a sustained economic contraction. Germany’s economy is decelerating significantly as well. Eastern Europe remains a source of concern, particularly the Baltic states along with Bulgaria, Romania, and Hungary.

Fortunately, many Asian economies should have greater resilience to the credit crisis because of lower rates of household debt and financial sectors that appear to be better capitalized,

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 12/31/08. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	COUNTRY	SECTOR/INDUSTRY

Nestle SA (3.7%)	Switzerland	Consumer staples/Food
Roche Holding AG (3.5%)	Switzerland	Health care/Pharmaceuticals
Novartis AG (3.4%)	Switzerland	Health care/Pharmaceuticals
Total SA (3.3%)	France	Energy/Oil and gas
GlaxoSmithKline PLC (3.2%)	United Kingdom	Health care/Pharmaceuticals
BP PLC (2.7%)	United Kingdom	Energy/Oil and gas
Vivendi SA (2.7%)	France	Conglomerates/Conglomerates
KDDI Corp. (2.5%)	Japan	Communication services/
Telecommunications
Zurich Financial Services AG (2.2%)	Switzerland	Financials/Insurance
Banco Santander Central	Spain	Financials/Banking
Hispano SA (2.2%)

nonetheless they are affected. Japan has fallen into recession in part because its export-driven economy has been hurt by declining global trade volume. China is continuing to record positive growth, but at a significantly lower pace than in recent years. Both exports and imports have declined.

Emerging markets in general are showing signs of cyclical weakness as exports have shrunk amid the global slump in demand. The large markets of China, India, and Brazil appear to be better off given the funding profile of their sovereign debt.

How have international policymakers responded to the situation?

The United Kingdom has been aggressive in reacting to the environment, employing measures similar to those implemented in the United States by the Federal Reserve (the Fed). These have included deep interest-rate cuts and efforts to shore up financial institutions. Canada and Australia have also eased monetary policy. Continental Europe, however, has been less aggressive. The European Central Bank has been slower to cut interest rates and the European Union has not assembled fiscal stimulus measures of the same magnitude as those of the United States and the United Kingdom, even as the continent fell into recession. In China, the central government announced a large spending plan to bolster economic development. China is also beginning to encourage greater consumer spending by cutting interest rates in order to discourage saving and by reducing

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

reserve requirements at the central bank to create incentives for lending. These measures have not allowed any country to turn the corner toward recovery, but these steps have helped to reassure markets and investors that governments are not ignoring the situation.

How have you positioned the fund during this market turmoil?

Our stock-selection process did not require major adjustments, but rather a shift in emphasis. We believe the effects of the slowdown continue to favor companies with strong balance sheets that achieve growth through market-share gains, rising profit margins, or more competitive business models. Companies with these advantages should be well positioned for success in lean economic times.

What stocks contributed positively to the fund’s results during the semiannual period?

GlaxoSmithKline, a global health-care company based in the United Kingdom, was one of the relatively few stocks to post a positive return during the period. The stock benefited as the company won a U.S. panel’s backing to keep its top-selling asthma drug Advair on the market, overruling regulators who urged withdrawing the product for that ailment. The company also announced initiation of the final phase of testing on a new drug that may have an impact on the $34 billion market for cholesterol medicines.

In Japan, KDDI Corp., the country’s second-largest mobile-phone company, also contributed positively to the fund’s results. KDDI rose after the firm reported higher-than-expected quarterly earnings.

The consumer staples sector tends to perform well in weak economic periods, because consumers continue spending on items such as food and household goods. That was one reason global food company Nestle, which is based in Switzerland, outperformed the benchmark index during the period. The fund had an overweight position in the stock. While it was a difficult period for transportation stocks, our selection of Singapore Airlines fared well as this stock outperformed the benchmark. This airline has little debt, in part because it owns most of its fleet and serves many Asian markets, where economies are still growing.

What stocks had a detrimental impact on performance?

The abrupt deceleration in business activity hit manufacturing and basic materials companies quite hard. Among the holdings most affected was NSK, a Japanese bearings company. NSK’s largest customers include the automotive industry, which has reduced orders for parts as it struggles with lower demand. We continue to own NSK because we believe it is attractively valued and the company remains an industry leader.

The slowdown in the global economy has significantly reduced demand for raw materials. Shares of Germany’s BASF, a maker of chemicals, fell because of weakening demand for its products.

While our positioning in the financials sector featured an underweight to the banking industry, one of the banks in the portfolio had a significant negative impact on performance. Royal Bank of Scotland (RBS) fell sharply on fears that the U.K. government’s plan to inject capital into the country’s banks would dilute the value of existing RBS shares.

What is your outlook and strategy for the second half of the fund’s fiscal year?

We expect economic conditions will continue to worsen through the middle of 2009, but after that, the outlook is less clear. It appears that many households are currently cutting back on spending, and the health of the banking system continues to be a risk. However, it is possible that these trends might subside, which could pave the way for recovery in late 2009. For these reasons, the fund is still defensively positioned, but we are watching for any signs of improvement. In our opinion, business models will be important to company success. We continue to favor companies that achieve growth through market-share gains and profit margin improvements. The portfolio also favors large-cap companies that have strong balance sheets and can generate high rates of cash flow. Large-cap companies might be poised to lead after many years of outperformance by smaller companies, as heightened risk awareness will likely cause investors to pay a premium for larger, well-financed companies that can achieve growth independent of the business cycle.

I N   T H E   N E W S

The U.S. Treasury and the Federal Reserve (the Fed) have both taken well-publicized measures in response to the credit crisis. What may be less known are responses by European and Asian authorities. Recent actions include the Bank of England’s dramatic reduction in interest rates. In October 2008, the short-term rate stood at 5%, but after a series of cuts, the rate stood at 1.5% on January 8, 2009. This marked the first time the rate had fallen below 2% in the Bank of England’s history, which dates to 1694. Similarly, China has announced several interest-rate reductions since September, and in November unveiled a massive $586 billion economic stimulus program. In a more unconventional move, the government of Ireland during January nationalized Anglo-Irish Banks, a weakened financial institution.

Josh, thanks for talking with us today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/28/91)		(6/1/94)		(7/26/99)		(12/1/94)		(1/21/03)	(7/12/96)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.95%	6.60%	6.13%	6.13%	6.16%	6.16%	6.41%	6.20%	6.69%	7.15%

10 years	25.16	17.98	16.13	16.13	16.19	16.19	19.12	14.97	22.12	28.41
Annual average	2.27	1.67	1.51	1.51	1.51	1.51	1.77	1.40	2.02	2.53

5 years	0.33	–5.43	–3.40	–4.84	–3.35	–3.35	–2.14	–5.57	–0.92	1.63
Annual average	0.07	–1.11	–0.69	–0.99	–0.68	–0.68	–0.43	–1.14	–0.18	0.32

3 years	–23.32	–27.72	–25.03	–26.75	–25.03	–25.03	–24.46	–27.09	–23.90	–22.71
Annual average	–8.47	–10.26	–9.16	–9.86	–9.16	–9.16	–8.93	–10.00	–8.70	–8.23

1 year	–44.84	–48.01	–45.26	–47.99	–45.25	–45.80	–45.10	–47.02	–44.97	–44.69

6 months	–38.49	–42.04	–38.73	–41.79	–38.72	–39.33	–38.63	–40.78	–38.57	–38.40

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 12/31/08

		Lipper International Large-Cap
	MSCI EAFE Index	Core Funds category average*

Annual average (life of fund)	3.72%	4.89%

10 years	8.28	5.43
Annual average	0.80	0.41

5 years	8.57	3.26
Annual average	1.66	0.57

3 years	–20.47	–22.56
Annual average	–7.35	–8.23

1 year	–43.38	–44.52

6 months	–36.41	–37.71

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/08, there were 248, 238, 199, 176, 109, and 14 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/08

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/08	$24.68	$26.19	$23.55	$24.07	$24.18	$25.06	$24.40	$24.92

12/31/08	15.18	16.11	14.43	14.75	14.84	15.38	14.99	15.35

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during this period.

Fund’s annual operating expenses For the fiscal year ended 6/30/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.19%	1.94%	1.94%	1.69%	1.44%	0.94%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam International Equity Fund from July 1, 2008, to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.33	$8.37	$8.37	$7.36	$6.35	$4.32

Ending value (after expenses)	$615.10	$612.70	$612.80	$613.70	$614.30	$616.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2008, use the following calculation method. To find the value of your investment on July 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.67	$10.46	$10.46	$9.20	$7.93	$5.40

Ending value (after expenses)	$1,018.60	$1,014.82	$1,014.82	$1,016.08	$1,017.34	$1,019.86

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

Average annualized expense
ratio for Lipper peer group*	1.48%	2.23%	2.23%	1.98%	1.73%	1.23%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam International Equity Fund	74%	95%	83%	75%	69%

Lipper International Large-Cap
Core Funds category average	70%	66%	62%	60%	75%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on June 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 12/31/08.

Your fund’s management

Your fund’s Portfolio Manager is Joshua Byrne.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Manager has invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of December 31, 2008, and December 31, 2007.

Trustee and Putnam employee fund ownership

As of December 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$887,000	$32,000,000

Putnam employees	$12,004,000	$332,000,000

Other Putnam funds managed by the Portfolio Manager

Joshua Byrne does not manage any other Putnam mutual funds. He may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”); the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management; and the sub-advisory contract, in respect of your fund, among another affiliate, The Putnam Advisory Company (“PAC”), PIL and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 10th percentile in management fees and in the 14th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel —but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	83rd

Three-year period	46th

Five-year period	67th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 206, 182, and 168 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year period ended December 31, 2007. In this regard, the Trustees considered that Putnam Management continues to have confidence in the investment process for your fund given its stronger longer-term record, recognizing the tendency for short-term variability over a market cycle. The Trustees also considered Putnam Management’s belief that the Large Cap Equities team’s leadership changes and the research centralization efforts underway in the equity space at Putnam Management more generally will strengthen the fund’s investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and enhance its performance potential.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations,

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Large-Cap Core Funds category for the one-year, five-year, and ten-year periods ended December 31, 2008, were 51%, 58%, and 10%, respectively. Over the one-year, five-year, and ten-year periods ended December 31, 2008, your fund ranked 120th out of 238, 102nd out of 176, and 11th out of 109 funds, respectively. Note that this more recent information was not available when theTrustees approved the continuance of your fund’s management contract.

whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the Sub-Advisory
Contract among Putnam
Management, Putnam Investments
Limited andThe Putnam
Advisory Company

During the twelve months ended in June 2008, under a sub-advisory contract among Putnam Management, PIL and PAC and approved by the Trustees, PAC’s Tokyo branch provided non-discretionary investment services for your fund. In May 2008, the Trustees approved a new sub-advisory contract among Putnam Management, PIL and PAC in respect of your fund, under which PAC’s Singapore branch would begin providing discretionary investment management services for your fund, in addition to the non-discretionary investment services that PAC’s Toyko branch would continue to provide. The Contract Committee reviewed information provided by Putnam Management and PAC and, upon completion of this review, recommended, and the Independent Trustees and the full Board of Trustees approved, the sub-advisory contract in respect of your fund, effective June 30, 2008.

The Trustees considered numerous factors they believed relevant in approving your fund’s sub-advisory contract, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PAC’s Singapore office to manage a portion of your fund’s assets and PAC’s expertise in managing assets invested in Asian markets. The Trustees also considered that applicable securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s investment professionals in Singapore to be involved in the management of your fund. The Trustees noted that Putnam Management and/or PIL, but not your fund, would pay the sub-advisory fee to PAC for its services and that the sub-advisory relationship with PAC will not reduce the nature, quality or overall level of service provided to your fund.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual

Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 12/31/08 (Unaudited)

COMMON STOCKS (98.2%)*	Shares	Value

Australia (0.9%)
Asciano Group	34,191	$36,997

Australia & New Zealand Banking Group, Ltd.	126,683	1,381,796

Babcock & Brown Wind Partners	92,910	60,053

BHP Billiton, Ltd.	95,237	2,038,327

Brambles, Ltd.	31,154	164,504

Macquarie Airports	329,628	564,161

Macquarie Infrastructure Group	10,297,686	12,551,175

QBE Insurance Group, Ltd.	66,370	1,226,001

QBE Insurance Group, Ltd. 144A	4,355	80,446

Rio Tinto, Ltd.	22,122	602,141

Telstra Corp., Ltd.	47,326	128,774

Westfield Group	16,166	151,363

Westpac Banking Corp.	44,690	540,822

Woolworths, Ltd.	12,541	237,781

		19,764,341
Belgium (0.1%)
Belgacom SA	2,281	87,372

InBev NV 144A	15,016	349,601

UCB SA	60,091	1,965,617

		2,402,590
Brazil (0.7%)
Cia Vale do Rio Doce Class A (Preference)	13,056	134,850

OGX Petroleo E Gas Participa	200	45,483

Petroleo Brasileiro SA ADR	598,300	14,652,367

Usinas Siderurgicas de Minas Gerais (Usiminas) (Preference)	7,700	88,285

		14,920,985
Canada (—%)
ING Canada, Inc.	7,236	188,426

Nexen, Inc.	5,587	98,724

Potash Corp. Of Saskatchewan, Inc.	2,250	165,965

Suncor Energy, Inc.	4,971	97,135

Teck Cominco, Ltd. Class B	10,900	54,056

		604,306
China (2.4%)
China Medical Technologies, Inc. ADR	620	12,561

China Petroleum & Chemical Corp.	29,962,000	18,458,907

China Petroleum & Chemical Corp. ADR	239,905	14,823,730

China Shenhua Energy Co., Ltd.	454,000	973,623

Industrial & Commercial Bank of China	34,359,000	18,261,421

		52,530,242
Denmark (0.1%)
D/S Norden	25,844	915,799

Genmab A/S †	582	22,554

Vestas Wind Systems A/S †	1,113	66,441

		1,004,794
Finland (1.7%)
Nokia OYJ	2,319,941	36,117,263

Sampo OYJ Class A	29,568	554,603

Sampo OYJ 144A Class A	7,594	142,440

		36,814,306

COMMON STOCKS (98.2%)* cont.	Shares	Value

France (13.2%)
Air Liquide SA	2,499	$229,608

Alcatel SA †	14,448	31,328

Alstom	3,560	211,113

AXA SA	1,386,200	31,034,993

BNP Paribas SA	602,412	25,544,755

Christian Dior SA	1,392	78,847

Compagnie Generale des Establissements Michelin Class B	5,067	266,802

Electricite de France	555,896	32,445,170

France Telecom SA	1,315,411	36,948,456

Gaz de France SA	50,933	2,533,177

LVMH Moet Hennessy Louis Vuitton SA	4,089	275,880

Pernod-Ricard SA	1,784	132,850

Sanofi-Aventis	4,002	255,252

Schneider Electric SA	605	45,382

SCOR	238,861	5,514,602

Societe Generale	2,151	109,401

Total SA	1,323,868	72,477,984

UBISOFT Entertainment †	96,062	1,886,057

Unibail-Rodamco R	2,077	310,653

Vinci SA	411,624	17,407,661

Vivendi SA	1,808,124	59,116,061

		286,856,032
Germany (7.2%)
Adidas-Salomon AG	7,170	276,920

Allianz SE	325,605	35,070,761

BASF SE	628,142	24,925,211

Bayerische Motoren Werke (BMW) AG	719,782	22,218,391

Deutsche Post AG	5,716	97,110

Deutsche Telekom AG	14,870	226,879

E.On AG	770,162	31,274,246

GEA Group AG	5,121	88,178

Kloeckner & Co., AG	3,486	61,532

Linde AG	1,509	128,234

Merck KGaA	1,758	160,506

Merck KGaA 144A	160	14,608

MTU Aero Engines Holding AG	616,115	17,050,499

Muenchener Rueckversicherungs-Gesellschaft AG	142,576	22,499,696

RWE AG	3,511	316,956

Salzgitter AG	1,479	117,308

SAP AG	7,609	273,848

Siemens AG	7,268	546,668

Tognum AG	26,945	345,630

Volkswagen AG	737	259,263

Wincor Nixdorf AG	2,393	114,574

		156,067,018

COMMON STOCKS (98.2%)* cont.	Shares	Value

Greece (0.7%)
Hellenic Telecommunication Organization (OTE) SA	862,359	$14,406,106

National Bank of Greece SA	5,589	103,945

Public Power Corp. SA	7,835	126,334

		14,636,385
Hong Kong (1.0%)
BOC Hong Kong Holdings, Ltd.	11,293,000	12,891,276

Cheung Kong Infrastructure Holdings, Ltd.	25,000	94,331

Esprit Holdings, Ltd.	13,300	75,813

Hutchison Whampoa, Ltd.	108,000	544,805

Ju Teng International Holdings, Ltd. †	48,000	10,080

Link REIT (The) R	4,136,000	6,875,493

Wharf (Holdings), Ltd.	185,000	511,193

		21,002,991
India (—%)
Satyam Computer Services., Ltd.	12,532	44,409

		44,409
Ireland (—%)
CRH PLC	6,527	165,420

Experian Group, Ltd.	5,130	32,588

Smurfit Kappa PLC	19,098	47,766

		245,774
Israel (—%)
Teva Pharmaceutical Industries, Ltd. ADR	4,443	189,139

		189,139
Italy (2.1%)
Enel SpA	12,348	77,896

Finmeccanica SpA	2,723,375	41,932,457

Intesa Sanpaolo SpA	595,689	2,103,715

Prysmian SpA	78,588	1,247,323

Saipem SpA	5,113	86,216

Saras SpA	51,074	175,175

		45,622,782
Japan (22.7%)
Aeon Co., Ltd.	37,100	370,784

Aisin Seiki Co., Ltd.	40,600	574,918

Astellas Pharma, Inc.	629,600	25,562,906

Canon, Inc.	19,542	612,103

Chiba Bank, Ltd. (The)	23,000	143,390

Chubu Electric Power, Inc.	3,400	103,107

Credit Saison Co., Ltd.	275,300	3,792,536

Daito Trust Construction Co., Ltd.	631,200	32,977,679

Daiwa Securities Group, Inc.	89,000	529,225

Dowa Mining Co., Ltd.	90,000	330,336

East Japan Railway Co.	4,886	38,074,799

Electric Power Development Co.	11,400	446,799

Elpida Memory, Inc. †	1,700	10,400

Fuji Photo Film Cos., Ltd.	3,500	76,858

Fuji Television Network, Inc.	40	57,113

Fujitsu, Ltd.	5,364,000	25,869,629

COMMON STOCKS (98.2%)* cont.	Shares	Value

Japan cont.
Glory, Ltd.	15,600	$304,444

Hogy Medical Co., Ltd.	3,500	240,609

Honda Motor Co., Ltd.	532,900	11,531,717

Hoya Corp.	2,700	46,801

Inpex Holdings, Inc.	33	260,144

Japan Tobacco, Inc.	9,169	30,295,418

JFE Holdings, Inc.	6,400	168,907

KAO Corp.	17,000	513,677

KDDI Corp.	7,704	54,750,085

Keyence Corp.	700	143,014

Kyushu Electric Power Co., Inc.	49,600	1,316,383

Lawson, Inc.	179,800	10,346,615

Matsushita Electric Industrial Co., Ltd.	1,238,000	15,478,444

Micronics Japan Co., Ltd.	10,100	84,851

Mitsubishi Corp.	166,700	2,335,056

Mitsubishi UFJ Financial Group, Inc.	3,813,300	23,609,146

Mitsubishi UFJ Financial Group, Inc. 144A	26,700	165,307

Mitsui & Co., Ltd.	1,217,000	12,421,661

Mitsui Fudosan Co., Ltd.	84,000	1,392,833

Mitsui O.S.K. Lines, Ltd.	1,188,000	7,279,561

NET One Systems Co., Ltd.	18	36,077

Nidec Corp.	1,500	58,203

Nintendo Co., Ltd.	81,100	31,089,612

Nippon Electric Glass Co., Ltd.	8,000	41,928

Nippon Telegraph & Telephone (NTT) Corp.	7,878	42,247,091

NSK, Ltd.	3,620,000	13,563,198

NTT DoCoMo, Inc.	158	310,778

Obic Co., Ltd.	5,630	919,172

Ono Pharmaceutical Co., Ltd.	335,800	17,421,830

Osaka Gas Co., Ltd.	93,000	428,601

Sankyo Co., Ltd.	22,700	1,144,002

SECOM Co., Ltd.	3,200	164,465

Shimamura Co., Ltd.	4,900	378,267

Shin-Etsu Chemical Co.	4,800	219,672

Softbank Corp.	6,400	115,647

Sony Corp.	3,900	84,596

Sumitomo Electric Industries, Ltd.	62,400	478,722

Sumitomo Mitsui Financial Group, Inc.	140	605,111

Suruga Bank, Ltd. (The)	12,000	118,584

Suzuken Co., Ltd.	362,400	10,895,618

Suzuki Motor Corp.	56,700	782,164

Terumo Corp.	351,700	16,434,207

Tokio Marine Holdings, Inc.	49,700	1,453,115

Tokyo Electric Power Co.	5,000	166,579

Tokyo Gas Co., Ltd.	7,441,000	37,624,074

Tostem Inax Holding Corp.	1,800	27,803

Toyo Suisan Kaisha, Ltd.	475,000	13,622,785

COMMON STOCKS (98.2%)* cont.	Shares	Value

Japan cont.
Toyota Motor Corp.	17,500	$571,563

Ulvac, Inc.	5,100	78,249

West Japan Railway Co.	24	108,957

Yamato Transport Co., Ltd.	5,000	65,053

		493,472,978
Luxembourg (0.8%)
Arcelor Mittal	704,373	17,049,107

		17,049,107
Malaysia (—%)
Tenaga Nasional Berhad	29,800	54,324

		54,324
Netherlands (3.5%)
ASML Holding NV	8,819	158,038

Koninklijke (Royal) KPN NV	2,685,495	39,105,881

Koninklijke Ahold NV	2,849,534	35,169,607

Royal Dutch Shell PLC Class A	9,803	259,934

Unilever NV	60,125	1,462,968

		76,156,428
New Zealand (—%)
Telecom Corp. of New Zealand, Ltd.	11,336	15,215

		15,215
Norway (2.3%)
Aker Solutions ASA	3,468	23,086

DnB Holdings ASA	4,865,925	19,572,195

Fred Olsen Energy ASA	5,436	147,176

StatoilHydro ASA	1,804,925	29,933,656

Telenor ASA	5,100	34,365

		49,710,478
Russia (—%)
Lukoil	994	32,185

		32,185
Singapore (2.1%)
Chartered Semiconductor Manufacturing, Ltd. †	5,313,000	671,753

ComfortDelgro Corp., Ltd.	70,000	71,120

MobileOne Asia, Ltd.	17,000	17,564

Singapore Airlines, Ltd.	2,828,800	22,287,127

Singapore Telecommunications, Ltd.	70,700	126,343

United Overseas Bank, Ltd.	2,531,000	22,931,049

		46,104,956
South Korea (—%)
POSCO	412	121,466

Samsung Electronics Co., Ltd.	43	15,584

		137,050
Spain (2.2%)
Banco Santander Central Hispano SA	4,903,243	47,520,990

Iberdrola SA	43,252	403,294

Telefonica SA	27,670	622,847

		48,547,131
Switzerland (16.3%)
ABB, Ltd. †	11,649	174,395

Arpida, Ltd. †	1,372	934

Basilea Pharmaceutical AG †	222	31,109

COMMON STOCKS (98.2%)* cont.	Shares	Value

Switzerland cont.
Basilea Pharmaceutical AG 144A	42	$5,886

Credit Suisse Group	227,682	6,197,792

Givaudan SA	46	35,988

Julius Baer Holding, Ltd. Class B	135,452	5,174,794

Nestle SA	2,079,227	81,385,672

Nobel Biocare Holding AG	5,638	114,698

Novartis AG	1,482,062	73,748,676

Roche Holding AG	501,963	76,739,087

Santhera Pharmaceuticals	423	15,463

Straumann Holding AG	365	63,850

Swisscom AG	138,862	44,521,737

Syngenta AG	90,965	17,501,844

UBS AG †	9,848	141,854

Zurich Financial Services AG	224,948	48,495,790

		354,349,569
Taiwan (—%)
High Tech Computer Corp.	22,000	222,346

Taiwan Mobile Co., Ltd.	14,000	20,848

		243,194
United Arab Emirates (0.3%)
Aldar Properties PJSC	5,319,752	5,750,065

		5,750,065
United Kingdom (17.9%)
Anglo American PLC	7,289	168,883

BAE Systems PLC	5,695,730	31,489,032

BAT Industries PLC	92,845	2,447,074

BG Group PLC	1,466,775	20,656,842

BHP Billiton PLC	2,176,800	41,593,037

BP PLC	7,672,041	59,629,683

Britvic PLC	137,949	533,919

Centrica PLC	4,264,614	16,622,952

Cobham PLC	41,498	125,158

Davis Service Group PLC	1,209,216	4,825,382

GlaxoSmithKline PLC	3,658,736	68,897,762

HSBC Holdings PLC (London Exchange)	73,030	709,026

Lloyds TSB Group PLC	48,306	89,685

Lloyds TSB Group PLC (Rights) F †	20,998	3

Michael Page International PLC	20,987	66,257

National Grid PLC	6,229	62,443

Next PLC	11,203	177,915

Premier Farnell PLC	28,222	57,467

Premier Foods PLC	14,214,832	6,350,459

Prudential PLC	3,293,663	20,340,514

Reckitt Benckiser PLC	621,384	23,481,783

Reed Elsevier PLC	40,181	297,079

Rexam PLC	7,606	39,405

Rio Tinto PLC	763,074	16,770,851

Royal Bank of Scotland Group PLC	22,551,727	16,537,024

Scottish and Southern Energy PLC	6,476	115,666

COMMON STOCKS (98.2%)* cont.	Shares	Value

United Kingdom cont.
Serco Group PLC	3,406	$22,486

Standard Chartered PLC	370,285	4,801,453

Tesco PLC	24,617	130,094

Unilever PLC	56,436	1,300,957

United Business Media PLC	14,735	110,036

Vodafone Group PLC	15,369,597	31,385,133

WM Morrison Supermarkets PLC	59,213	243,604

WPP PLC	2,988,849	17,672,950

		387,752,014
United States (—%)
First Solar, Inc. †	550	75,878

		75,878
Total common stocks (cost $2,578,876,575)		$2,132,156,666

WARRANTS (—)* †	Expiration	Strike
	date	price	Warrants	Value

Fuji Media Holdings, Inc. 144A (issued by Merrill
Lynch International & Co.) (Japan) F	11/18/09	$0.001	17	$24,154

Total warrants (cost $22,196)				$24,154

SHORT-TERM INVESTMENTS (4.2%)*	Principal amount/shares			Value

Federated Prime Obligations Fund			71,906,962	$71,906,962

U.S. Treasury Bills for effective yields ranging
from 0.46% to 0.48%, November 19, 2009 #		$18,400,000		18,297,144

Total short-term investments (cost $90,230,365)				$90,204,106

TOTAL INVESTMENTS
Total investments (cost $2,669,129,136)				$2,222,384,926

* Percentages indicated are based on net assets of $2,171,700,502.

† Non-income-producing security.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at December 31, 2008.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on the securities valuation inputs. On December 31, 2008, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

At December 31, 2008, liquid assets totaling $21,097,961 have been designated as collateral for open forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

The fund had the following industry concentrations greater than 10% at December 31, 2008 (as a percentage of net assets):

Pharmaceuticals	12.2%
Oil and gas	10.7

FORWARD CURRENCY. CONTRACTS. TO BUY at 12/31/08 (aggregate face value $430,327,617) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$141,259,124	$148,806,335	1/21/09	$(7,547,211)

British Pound	54,810,522	55,318,566	1/21/09	(508,044)

Canadian Dollar	20,438,086	22,170,199	1/21/09	(1,732,113)

Euro	90,127,883	83,909,044	1/21/09	6,218,839

Japanese Yen	67,617,363	67,711,827	1/21/09	(94,464)

Norwegian Krone	4,675,133	4,497,082	1/21/09	178,051

Swedish Krona	49,373,668	47,914,564	1/21/09	1,459,104

Total				$(2,025,838)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/08 (aggregate face value $298,325,172) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$23,483,745	$22,169,892	1/21/09	$(1,313,853)

British Pound	313,395	309,719	1/21/09	(3,676)

Canadian Dollar	34,056,970	36,672,903	1/21/09	2,615,933

Euro	25,954,866	25,289,241	1/21/09	(665,625)

Norwegian Krone	45,675,670	44,831,525	1/21/09	(844,145)

Swedish Krona	10,455,340	10,287,030	1/21/09	(168,310)

Swiss Franc	177,457,313	158,764,862	1/21/09	(18,692,451)

Total				$(19,072,127)

FUTURES CONTRACTS OUTSTANDING at 12/31/08 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

Dow Jones Euro Stoxx
50 Index (Long)	554	$18,946,551	Mar-09	$52,192

New Financial Times Stock
Exchange 100 Index (Long)	167	10,691,968	Mar-09	322,280

SPI 200 Index (Long)	61	4,047,413	Mar-09	212,655

Tokyo Price Index (Long)	140	13,283,434	Mar-09	702,759

Total				$1,289,886

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2008:

Valuation inputs	Investments in securities	Other financial instruments*

Level 1	$108,283,626	$1,289,886

Level 2	2,114,101,297	(21,097,965)

Level 3	3	—

Total	$2,222,384,926	$(19,808,079)

*Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of Level 3 assets as of December 31, 2008:

	Investment in securities	Other financial instruments*

Balance as of June 30, 2008	$—	$—

Accrued discounts/premiums	—	—

Realized gain/loss	—	—

Change in net unrealized appreciation (depreciation)	3	—

Net purchases/sales	—	—

Net transfers in and/or out of Level 3	—	—

Balance as of December 31, 2008	$3	$—

*Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/08 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $2,669,129,136)	$2,222,384,926

Foreign currency (cost $17,555,641) (Note 1)	17,586,476

Dividends, interest and other receivables	3,203,246

Foreign Tax reclaim	4,866,677

Receivable for shares of the fund sold	6,581,038

Receivable for securities sold	45,059,034

Receivable for variation margin (Note 1)	160,255

Receivable for open forward currency contracts (Note 1)	12,861,615

Receivable for closed forward currency contracts (Note 1)	24,697,682

Receivable for receivable purchase agreement (Note 2)	894,021

Total assets	2,338,294,970

LIABILITIES

Payable to custodian (Note 2)	38,852

Payable for securities purchased	69,870,572

Payable for shares of the fund repurchased	24,807,389

Payable for compensation of Manager (Note 2)	4,412,174

Payable for investor servicing fees (Note 2)	843,205

Payable for custodian fees (Note 2)	237,623

Payable for Trustee compensation and expenses (Note 2)	500,252

Payable for administrative services (Note 2)	6,132

Payable for distribution fees (Note 2)	1,360,825

Payable for open forward currency contracts (Note 1)	33,959,580

Payable for closed forward currency contracts (Note 1)	30,151,510

Other accrued expenses	406,354

Total liabilities	166,594,468

Net assets	$2,171,700,502

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,951,234,950

Accumulated net investment loss (Note 1)	(33,605,770)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,280,347,540)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(465,581,138)

Total — Representing net assets applicable to capital shares outstanding	$2,171,700,502

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($1,562,922,084 divided by 102,932,117 shares)	$15.18

Offering price per class A share (100/94.25 of $15.18)*	$16.11

Net asset value and offering price per class B share ($193,145,160 divided by 13,382,477 shares)**	$14.43

Net asset value and offering price per class C share ($105,672,456 divided by 7,163,712 shares)**	$14.75

Net asset value and redemption price per class M share ($33,297,041 divided by 2,243,681 shares)	$14.84

Offering price per class M share (100/96.50 of $14.84)*	$15.38

Net asset value, offering price and redemption price per class R share
($3,736,269 divided by 249,265 shares)	$14.99

Net asset value, offering price and redemption price per class Y share
($272,927,492 divided by 17,784,584 shares)	$15.35

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 12/31/08 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $2,926,903)	$52,345,321

Interest (including interest income of $174,409 from investments in affiliated issuers) (Note 5)	474,043

Securities lending	116,897

Total investment income	52,936,261

EXPENSES

Compensation of Manager (Note 2)	11,818,284

Investor servicing fees (Note 2)	6,528,569

Custodian fees (Note 2)	295,198

Trustee compensation and expenses (Note 2)	77,883

Administrative services (Note 2)	38,127

Distribution fees — Class A (Note 2)	2,892,942

Distribution fees — Class B (Note 2)	1,513,992

Distribution fees — Class C (Note 2)	741,824

Distribution fees — Class M (Note 2)	175,008

Distribution fees — Class R (Note 2)	10,683

Other	566,020

Fees waived and reimbursed by Manager (Notes 2 and 5)	(6,793)

Total expenses	24,651,737

Expense reduction (Note 2)	(512,317)

Net expenses	24,139,420

Net investment income	28,796,841

Net realized loss on investments (Notes 1 and 3)	(1,062,871,731)

Net increase from payments by affiliates (Note 2)	27,994

Net realized loss on futures contracts (Note 1)	(11,561,793)

Net realized loss on foreign currency transactions (Note 1)	(54,003,387)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(45,634,549)

Net unrealized depreciation of investments and futures contracts during the period	(796,500,190)

Net loss on investments	(1,970,543,656)

Net decrease in net assets resulting from operations	$(1,941,746,815)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 12/31/08*	Year ended 6/30/08

Operations:
Net investment income	$28,796,841	$98,311,112

Net realized gain (loss) on investments
and foreign currency transactions	(1,128,408,917)	28,901,026

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(842,134,739)	(980,955,890)

Net decrease in net assets resulting from operations	(1,941,746,815)	(853,743,752)

Distributions to shareholders: (Note 1)
From ordinary income
Net investment income

Class A	—	(123,939,929)

Class B	—	(18,300,907)

Class C	—	(6,605,772)

Class M	—	(2,251,742)

Class R	—	(181,522)

Class Y	—	(49,760,676)

Net realized short-term gain on investments

Class A	—	(239,020,816)

Class B	—	(50,363,652)

Class C	—	(16,942,681)

Class M	—	(5,258,773)

Class R	—	(373,781)

Class Y	—	(88,583,093)

From net realized long-term gain on investments
Class A	—	(376,170,700)

Class B	—	(79,262,261)

Class C	—	(26,664,373)

Class M	—	(8,276,252)

Class R	—	(588,256)

Class Y	—	(139,411,977)

Redemption fees (Note 1)	142,330	239,160

Increase (decrease) from capital share transactions (Note 4)	(1,206,794,877)	152,250,428

Total decrease in net assets	(3,148,399,362)	(1,933,211,327)

NET ASSETS

Beginning of period	5,320,099,864	7,253,311,191

End of period (including accumulated net investment
loss of $33,605,770 and distributions in excess
of net investment income of $62,402,611, respectively)	$2,171,700,502	$5,320,099,864

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized									Ratio of	investment
	Net asset value,		and unrealized	Total from	From net	From net				Total return	Net assets,	expenses to	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	average net	to average	Portfolio
Period ended	of period	income (loss) [e]	investments	operations	income	investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	assets (%) [d,e]	net assets (%) [e]	turnover (%)

Class A
December 31, 2008 **	$24.68	.15	(9.65)	(9.50)	—	—	—	—	$15.18	(38.49) *	$1,562,922	.66 *	.80 *	39.33 *
June 30, 2008	34.90	.48	(4.40)	(3.92)	(1.06)	(5.24)	(6.30)	—	24.68	(12.73)	3,246,278	1.19	1.63	73.98
June 30, 2007	28.82	.35	7.89	8.24	(.70)	(1.46)	(2.16)	—	34.90	29.51	4,223,621	1.25	1.11	94.85
June 30, 2006	23.39	.45 [f,g]	5.51	5.96	(.53)	—	(.53)	—	28.82	25.70	3,601,661	1.19 [g]	1.69 [f,g]	83.10
June 30, 2005	20.86	.25 [h]	2.61	2.86	(.33)	—	(.33)	—	23.39	13.71	3,137,593	1.24	1.11 [h]	74.79
June 30, 2004	17.43	.15	3.63	3.78	(.35)	—	(.35)	—	20.86	21.81	3,677,492	1.23	.74	69.27

Class B
December 31, 2008 **	$23.55	.08	(9.20)	(9.12)	—	—	—	—	$14.43	(38.73) *	$193,145	1.04 *	.45 *	39.33 *
June 30, 2008	33.50	.18	(4.15)	(3.97)	(.74)	(5.24)	(5.98)	—	23.55	(13.38)	478,126	1.94	.62	73.98
June 30, 2007	27.71	.09	7.60	7.69	(.44)	(1.46)	(1.90)	—	33.50	28.56	1,013,822	2.00	.29	94.85
June 30, 2006	22.49	.21 [f,g]	5.33	5.54	(.32)	—	(.32)	—	27.71	24.77	1,162,723	1.94 [g]	.81 [f,g]	83.10
June 30, 2005	20.07	.07 [h]	2.51	2.58	(.16)	—	(.16)	—	22.49	12.86	1,344,142	1.99	.35 [h]	74.79
June 30, 2004	16.79	.02	3.47	3.49	(.21)	—	(.21)	—	20.07	20.84	1,577,583	1.98	.12	69.27

Class C
December 31, 2008 **	$24.07	.08	(9.40)	(9.32)	—	—	—	—	$14.75	(38.72) *	$105,672	1.04 *	.42 *	39.33 *
June 30, 2008	34.16	.24	(4.30)	(4.06)	(.79)	(5.24)	(6.03)	—	24.07	(13.39)	211,371	1.94	.82	73.98
June 30, 2007	28.25	.11	7.73	7.84	(.47)	(1.46)	(1.93)	—	34.16	28.55	300,684	2.00	.37	94.85
June 30, 2006	22.93	.23 [f,g]	5.42	5.65	(.33)	—	(.33)	—	28.25	24.77	264,090	1.94 [g]	.87 [f,g]	83.10
June 30, 2005	20.44	.08 [h]	2.55	2.63	(.14)	—	(.14)	—	22.93	12.87	259,993	1.99	.34 [h]	74.79
June 30, 2004	17.05	— [b]	3.55	3.55	(.16)	—	(.16)	—	20.44	20.86	313,496	1.98	.02	69.27

Class M
December 31, 2008 **	$24.18	.10	(9.44)	(9.34)	—	—	—	—	$14.84	(38.63) *	$33,297	.91 *	.55 *	39.33 *
June 30, 2008	34.30	.31	(4.32)	(4.01)	(.87)	(5.24)	(6.11)	—	24.18	(13.20)	66,502	1.69	1.07	73.98
June 30, 2007	28.35	.19	7.76	7.95	(.54)	(1.46)	(2.00)	—	34.30	28.89	96,237	1.75	.61	94.85
June 30, 2006	23.00	.30 [f,g]	5.44	5.74	(.39)	—	(.39)	—	28.35	25.12	86,932	1.69 [g]	1.14 [f,g]	83.10
June 30, 2005	20.51	.13 [h]	2.56	2.69	(.20)	—	(.20)	—	23.00	13.13	90,499	1.74	.60 [h]	74.79
June 30, 2004	17.13	.05	3.56	3.61	(.23)	—	(.23)	—	20.51	21.13	109,648	1.73	.28	69.27

Class R
December 31, 2008 **	$24.40	.11	(9.52)	(9.41)	—	—	—	—	$14.99	(38.57) *	$3,736	.79 *	.63 *	39.33 *
June 30, 2008	34.59	.42	(4.38)	(3.96)	(.99)	(5.24)	(6.23)	—	24.40	(12.96)	5,128	1.44	1.45	73.98
June 30, 2007	28.61	.33	7.77	8.10	(.66)	(1.46)	(2.12)	—	34.59	29.23	5,504	1.50	1.05	94.85
June 30, 2006	23.25	.53 [f,g]	5.33	5.86	(.50)	—	(.50)	—	28.61	25.42	3,354	1.44 [g]	1.95 [f,g]	83.10
June 30, 2005	20.77	.26 [h]	2.52	2.78	(.30)	—	(.30)	—	23.25	13.38	1,125	1.49	1.17 [h]	74.79
June 30, 2004	17.42	.18	3.55	3.73	(.38)	—	(.38)	—	20.77	21.50	559	1.48	.84	69.27

Class Y
December 31, 2008 **	$24.92	.19	(9.76)	(9.57)	—	—	—	—	$15.35	(38.40) *	$272,927	.53 *	.99 *	39.33 *
June 30, 2008	35.18	.58	(4.46)	(3.88)	(1.14)	(5.24)	(6.38)	—	24.92	(12.49)	1,312,695.94		1.94	73.98
June 30, 2007	29.03	.45	7.94	8.39	(.78)	(1.46)	(2.24)	—	35.18	29.85	1,613,443	1.00	1.40	94.85
June 30, 2006	23.55	.53 [f,g]	5.54	6.07	(.59)	—	(.59)	—	29.03	26.05	1,253,655	.94 [g]	1.95 [f,g]	83.10
June 30, 2005	21.01	.29 [h]	2.64	2.93	(.39)	—	(.39)	—	23.55	13.98	1,111,652.99		1.31 [h]	74.79
June 30, 2004	17.57	.19	3.67	3.86	(.42)	—	(.42)	—	21.01	22.07	1,282,011.98		.98	69.27

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

* Not annualized.

**Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/services arrangements (Note 2).

e Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of
average net assets

December 31, 2008	<0.01%

June 30, 2008	<0.01

June 30, 2007	<0.01

June 30, 2006	<0.01

June 30, 2005	0.06

June 30, 2004	0.03

f Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.14	0.54%

Class B	0.13	0.51

Class C	0.14	0.52

Class M	0.14	0.53

Class R	0.18	0.66

Class Y	0.15	0.56

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.02 per share and 0.07% of average net assets for the period ended June 30, 2006.

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices. As a result, the expenses of each class reflect a reduction of the following amounts:

		Percentage of
	Per share	average net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam International Equity Fund (“the fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of companies located outside the United States.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At December 31, 2008, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2008, the fund had no securities out on loan.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At June 30, 2008, the fund had a capital loss carryover of $20,221,268 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on June 30, 2011.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2009 $141,434,447 of losses recognized during the period November 1, 2007, to June 30, 2008.

The aggregate identified cost on a tax basis is $2,697,265,623, resulting in gross unrealized appreciation and depreciation of $169,602,377 and $644,483,074, respectively, or net unrealized depreciation of $474,880,697.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended December 31, 2008, Putnam Management did not waive any of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

Putnam Management voluntarily reimbursed the fund $27,994 for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

On September 26, 2008, the fund entered into Agreements with other registered investment companies (each a “Purchaser”) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $3,469,039 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the“Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Receivable will be offset against the funds net receivable from Lehman Brothers Special Financing, Inc. which is included in the Statement of assets and liabilities within Receivable for closed forward currency contracts. The Agreements, which are included in the Statement of assets and liabilities, are valued at fair value following procedures approved by the Trustees. All remaining payments under the agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affil-iate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund through December 31, 2008. Subsequent to December 31, 2008, these services were provided by Putnam Investor Services, Inc., another affiliate of Putnam Management. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended December 31, 2008, the fund incurred $6,823,767 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At December 31, 2008, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended December 31, 2008, the fund’s expenses were reduced by $34,499 under the expense offset arrangements and by $477,818 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,487, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $40,939 and $440 from the sale of class A and class M shares, respectively, and received $109,498 and $3,738 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $304 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended December 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,453,160,449 and $2,716,938,032, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At December 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/08		Year ended 6/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	9,491,912	$177,687,028	25,716,552	$758,204,916

Shares issued in connection with	—	—	25,224,972	678,551,737
reinvestment of distributions

	9,491,912	177,687,028	50,941,524	1,436,756,653

Shares repurchased	(38,088,734)	(655,893,447)	(40,421,233)	(1,162,982,496)

Net increase (decrease)	(28,596,822)	$(478,206,419)	10,520,291	$273,774,157

	Six months ended 12/31/08		Year ended 6/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	250,185	$4,298,700	1,286,413	$36,788,718

Shares issued in connection with	—	—	5,080,819	130,932,714
reinvestment of distributions

	250,185	4,298,700	6,367,232	167,721,432

Shares repurchased	(7,170,696)	(129,272,783)	(16,323,095)	(453,092,176)

Net decrease	(6,920,511)	$(124,974,083)	(9,955,863)	$(285,370,744)

	Six months ended 12/31/08		Year ended 6/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	179,250	$3,036,119	807,501	$23,177,483

Shares issued in connection with	—	—	1,492,243	39,305,697
reinvestment of distributions

	179,250	3,036,119	2,299,744	62,483,180

Shares repurchased	(1,797,657)	(31,181,660)	(2,319,087)	(64,600,463)

Net decrease	(1,618,407)	$(28,145,541)	(19,343)	$(2,117,283)

	Six months ended 12/31/08		Year ended 6/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	115,957	$2,055,490	245,969	$7,081,116

Shares issued in connection with	—	—	573,875	15,167,522
reinvestment of distributions

	115,957	2,055,490	819,844	22,248,638

Shares repurchased	(622,284)	(10,981,709)	(875,735)	(24,783,111)

Net decrease	(506,327)	$(8,926,219)	(55,891)	$(2,534,473)

	Six months ended 12/31/08		Year ended 6/30/08

Class R	Shares	Amount	Shares	Amount

Shares sold	108,399	$2,170,213	128,761	$3,794,982

Shares issued in connection with	—	—	39,895	1,062,411
reinvestment of distributions

	108,399	2,170,213	168,656	4,857,393

Shares repurchased	(69,319)	(1,365,417)	(117,621)	(3,297,381)

Net increase	39,080	$804,796	51,035	$1,560,012

	Six months ended 12/31/08		Year ended 6/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	8,724,826	$151,687,969	15,927,290	$475,161,290

Shares issued in connection with	—	—	10,241,660	277,753,812
reinvestment of distributions

	8,724,826	151,687,969	26,168,950	752,915,102

Shares repurchased	(43,627,083)	(719,035,380)	(19,339,986)	(585,976,343)

Net increase (decrease)	(34,902,257)	$(567,347,411)	6,828,964	$166,938,759

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended December 31, 2008, management fees paid were reduced by $6,793 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $174,409 for the period ended December, 31, 2008. During the period ended December 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $264,993,782 and $264,993,782, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market and credit risk

In the normal course of business the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Note 9: Other items

The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. As of December 31, 2008, due to a decrease in the fund’s net asset value during the year, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all outstanding derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by the fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. Any decision by the counter-party to elect early termination could impact the fund’s future derivative activity. At December 31, 2008, the fund had net unrealized gains/ (losses) on derivative contracts subject to the Master Agreements of $1,902,675 and $(23,000,640). The fund intends to seek a waiver of or other relief from this provision, from the counterparties.

Brokerage commissions (unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended December 31, 2008. The Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, UBS Securities, Deutsche Bank Securities, Citigroup Global Markets, and Goldman, Sachs & Co. Commissions paid to these firms together represented approximately 47% of the total brokerage commissions paid for the year ended December 31, 2008.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are Sanford C. Bernstein & Co., CLSA Ltd., Keefe, Bruyette & Woods, Lehman Brothers, Macquarie Securities (USA), Merrill Lynch, Pierce, Fenner and Smith, J.P. Morgan Securities, Morgan Stanley & Co., RBC Capital Markets, and Redburn Partners.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within 7 calendar days of purchase (for certain funds, this fee applies for 90 days).

London, England SW1A 1LD

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Susan G. Malloy
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Myra R. Drucker	Assistant Treasurer
One Post Office Square	Charles E. Haldeman, Jr.
Boston, MA 02109	Paul L. Joskow	Beth S. Mazor
	Elizabeth T. Kennan	Vice President
Investment Sub-Manager	Kenneth R. Leibler
Putnam Investments Limited	Robert E. Patterson	James P. Pappas
57–59 St James’s Street	George Putnam, III	Vice President
London, England SW1A 1LD	Robert L. Reynolds
	Richard B. Worley	Francis J. McNamara, III
Investment Sub-Advisor		Vice President and
The Putnam Advisory	Officers	Chief Legal Officer
Company, LLC	Charles E. Haldeman, Jr.
One Post Office Square	President	Robert R. Leveille
Boston, MA 02109		Vice President and
	Charles E. Porter	Chief Compliance Officer
Marketing Services	Executive Vice President,
Putnam Retail Management	Principal Executive Officer,	Mark C. Trenchard
One Post Office Square	Associate Treasurer and	Vice President and
Boston, MA 02109	Compliance Liaison	BSA Compliance Officer

Custodians	Jonathan S. Horwitz	Judith Cohen
State Street Bank	Senior Vice President	Vice President, Clerk and
and Trust Company,	and Treasurer	Assistant Treasurer
Putnam Fiduciary
Trust Company	Steven D. Krichmar	Wanda M. McManus
	Vice President and	Vice President, Senior Associate
Legal Counsel	Principal Financial Officer	Treasurer and Assistant Clerk
Ropes & Gray LLP
	Janet C. Smith	Nancy E. Florek
Trustees	Vice President, Principal	Vice President, Assistant Clerk,
John A. Hill, Chairman	Accounting Officer and	Assistant Treasurer and
Jameson A. Baxter,	Assistant Treasurer	Proxy Manager
Vice Chairman

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Forwarding service requested

SA009 254952 2/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam International Equity Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: February 27, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 27, 2009